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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

    We consent to the incorporation by reference in this Registration Statement of Foundation Health Corporation on Form S-4 of our report dated July 25, 1995, appearing in the Annual Report on Form 10-K of Foundation Health Corporation for the year ended June 30, 1995 and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.

DELOITTE & TOUCHE LLP

Sacramento, California
January 26, 1996